SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: March 24, 2004
                        (Date of earliest event reported)


                               QCR Holdings, Inc.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-22208                                         42-1397595
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(Commission File Number)                 (I.R.S. Employer Identification Number)


             3551 Seventh Street, Suite 204, Moline, Illinois 61265
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               (Address of principal executive offices) (Zip Code)


                                 (309) 736-3580
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              (Registrant's telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.
                  -----------------------------------------

                  None.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  None.

         (c)      Exhibits.
                  --------

                  99.1     Shareholder letter for publication in annual report.

Item 12.  Results of Operations and Financial Condition

On March 24, 2004, QCR Holdings, Inc. issued a shareholder letter discussing the Company's financial results for the fourth quarter and year ended December 31, 2004. The letter is attached hereto as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                                 QCR HOLDINGS, INC.

Dated:  March 24, 2004                           By:    /s/ Todd A Gipple
                                                        ------------------------
                                                        Todd A. Gipple
                                                        Chief Financial Officer


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